POWER OF ATTORNEY

     Edward J. Boudreau, Jr., whose signature appears below, does hereby constitute and appoint Christopher Wilson, Mary Joan Hoene, Robert B. Carroll, J. Kevin Connaughton, Michael Clarke, Jeffrey Coleman, Joseph Smith, Paul Caldarelli, Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Funds Trust (the “Trust”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated: February 16, 2005

/s/ Edward J. Boudreau, Jr.

Edward J. Boudreau, Jr.

POWER OF ATTORNEY

     William A. Hawkins, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Mary Joan Hoene, Robert B. Carroll, J. Kevin Connaughton, Michael Clarke, Jeffrey Coleman, Joseph Smith, Paul Caldarelli, Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Funds Trust (the “Trust”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated: February 16, 2005

/s/ William A. Hawkins

William A. Hawkins

POWER OF ATTORNEY

     R. Glenn Hilliard, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Mary Joan Hoene, Robert B. Carroll, J. Kevin Connaughton, Michael Clarke, Jeffrey Coleman, Joseph Smith, Paul Caldarelli, Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Funds Trust (the “Trust”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated: February 16, 2005

/s/ R. Glenn Hilliard

R. Glenn Hilliard

POWER OF ATTORNEY

     Minor Mickel Shaw, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Mary Joan Hoene, Robert B. Carroll, J. Kevin Connaughton, Michael Clarke, Jeffrey Coleman, Joseph Smith, Paul Caldarelli, Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, her true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust (each a “Trust” and collectively the “Trusts”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: March 9, 2005

/s/ Minor Mickel Shaw

Minor Mickel Shaw

POWER OF ATTORNEY

     William P. Carmichael, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Mary Joan Hoene, Robert B. Carroll, J. Kevin Connaughton, Michael Clarke, Jeffrey Coleman, Joseph Smith, Paul Caldarelli, Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust (each a “Trust” and collectively the “Trusts”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: February 16, 2005

/s/ William P. Carmichael

William P. Carmichael